ACQUISITIONS	12 Months Ended
Dec. 28, 2012
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS

Acquisition of JanPak

On December 11, 2012, Interline New Jersey acquired all of the outstanding stock of JanPak, Inc. ("JanPak") for $82.5 million in cash, subject to working capital and other closing adjustments. Direct acquisition costs of $0.5 million were incurred in connection with the JanPak acquisition. JanPak, which is headquartered in Davidson, North Carolina, is a large regional distributor of janitorial and sanitation supplies and packaging products, primarily serving property management and building service contractors as well as manufacturing, health care and educational facilities through 16 distribution centers across the Southeast and South Central United States. This acquisition represents an expansion of the Company's offering of JanSan products in the Southeastern, Mid-Atlantic, and South Central United States.

In accordance with the purchase method of accounting, the acquired net assets were recorded at fair value at the date of acquisition. The purchase price was based primarily on the estimated future operating results of JanPak. As the estimates and assumptions used to determine the preliminary fair values involve a complex series of judgments about future events and uncertainties and due to the timing of the acquisition, these values are not yet finalized, but will be no later than one year from the date of the transaction. None of the goodwill recorded in connection with the JanPak acquisition will be deductible for income tax purposes. The results of operations of JanPak are included in the consolidated results of operations of the Company from the date of acquisition.

The following table summarizes the preliminary fair values of the assets acquired and liabilities assumed in the JanPak acquisiton at the date of acquisition (in thousands):

Accounts receivable	$24,815
Inventories	22,033
Other current assets	5,014
Property and equipment	4,844
Goodwill	15,982
Intangible assets	32,600
Other assets	37
Total assets acquired	105,325
Current liabilities	9,456
Other liabilities	13,369
Total liabilities assumed	22,825
Net assets acquired	$82,500

Of the $32.6 million of acquired intangible assets, $13.7 million was assigned to registered trademarks that are not subject to amortization as the Company believes these intangible assets have indefinite lives. The remaining $18.9 million of acquired intangible assets consists of customer relationships and have a weighted-average useful life of approximately 19 years. The goodwill for the JanPak acquisition represents the value associated with the assembled workforce, anticipated growth from new customer relationships as well as the geographic expansion attained in connection with the acquisition.

Net sales and net income for the year ended December 28, 2012 of $10.3 million and $0.1 million are included in the Consolidated Statement of Operations relating to JanPak for the period December 12, 2012 through December 28, 2012.

Acquisition of Northern Colorado Paper

On January 28, 2011, Interline New Jersey acquired substantially all of the assets and a portion of the liabilities of Northern Colorado Paper, Inc. (“NCP”) for $9.5 million in cash and an earn-out of up to $0.3 million in cash over two years. NCP, which is headquartered in Greeley, Colorado, is a regional distributor of JanSan supplies, primarily servicing institutional facilities in the health care, education and food service industries. This acquisition represents an expansion of the Company's offering of JanSan products in the western United States. The targets were not achieved in connection with the earn-out provisions of the agreement.

Acquisition of CleanSource

On October 29, 2010, Interline New Jersey acquired substantially all of the assets and a portion of the liabilities of CleanSource, Inc. (“CleanSource”) for $54.6 million in cash and an earn-out of up to $5.5 million in cash over two years. CleanSource, which is headquartered in San Jose, California, is a large regional distributor of JanSan supplies. CleanSource offers over 4,000 products and primarily serves institutional facilities in the health care and education markets, as well as building services contractors. This acquisition represents a geographical expansion of the Company's JanSan offering to the West Coast of the United States. The fair value of the earn-out associated with the acquisition of CleanSource was $3.8 million as of December 30, 2011.

Net sales and net income for the year ended December 31, 2010 of $18.6 million and $0.1 million are included in the Consolidated Statement of Operations relating to CleanSource for the period October 29, 2010 through December 31, 2010.

Pro Forma Financial Information

The following table sets forth the unaudited pro forma net sales and net (loss) income of the Company, which give effect to the JanPak acquisition as if it had occurred on January 1, 2011 and the CleanSource acquisition as if it had occurred on December 27, 2008. The unaudited pro forma net sales and net (loss) income are not presented to give effect to the NCP acquisition as if it had occurred on December 26, 2009, as it is not significant. The unaudited pro forma net sales and net (loss) income do not purport to present what the Company's results would actually have been if the aforementioned transactions had in fact occurred on such dates or at the beginning of the periods indicated, nor do they project the Company's financial position or results at any future date for any future period.

	Successor	Predecessor
	For the period September 8, 2012 through December 28, 2012	For the period December 31, 2011 through September 7, 2012	For the fiscal year ended December 30, 2011	For the fiscal year ended December 31, 2010
	(in thousands)	(in thousands)
Net sales	$467,066	$1,079,640	$1,465,341	$1,183,412
Net (loss) income	$(27,924)	$13,909	$40,030	$29,873